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UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

REGISTRATION NO. 811-07698

IOWA SCHOOLS JOINT INVESTMENT TRUST

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

665 Locust Street

DES MOINES, IOWA 50312

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

RONALD M. RICE

IOWA ASSOCIATION OF SCHOOL BOARDS

700 2ND AVENUE, SUITE 200

DES MOINES, IOWA 50309-1731

(NAME AND ADDRESS OF AGENT FOR SERVICE)

COPIES OF ALL COMMUNICATIONS TO:

NOLDEN GENTRY, ESQ.

BRICK, GENTRY, BOWERS, ET AL

550 39TH STREET, SUITE 200

DES MOINES, IOWA 50312

Mary Dotterer

665 Locust Street

Des Moines, Iowa 50312

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (515) 245-2459

DATE OF FISCAL YEAR END: 06/30/2004

DATE OF REPORTING PERIOD: 06/30/2004

ITEM 1. REPORTS TO UNITHOLDERS.

Iowa School Joint Investment Trust

Annual Financial Report
June 30, 2004

Sponsored by the Iowa Association of School Boards - www.isjit.org

THIS PAGE INTENTIONALLY LEFT BLANK.

STATEMENT OF SPONSORING ASSOCIATION

The Iowa Schools Joint Investment Trust (ISJIT) continues to build on its tradition of assisting school districts, community colleges, area education agencies, and other eligible participants with their cash management needs.

Since 1986, ISJIT has served more than 350 authorized participants and has enabled them to safely increase their investment income. This has provided additional resources vital to increasing the quality of educational services available to students across the state.

The Iowa Association of School Boards and the ISJIT board work diligently to position ISJIT to continue to offer effective and efficient cash management services. During the last fiscal year, the ISJIT board lowered the operating expense ratio of ISJIT through a rigorous request for proposal process. This substantially increased the investment income to participants over the last nine months of the fiscal period.

Throughout the fiscal year ending June 30, 2004, the Federal Reserve maintained the Federal Funds rate at 1.00 percent to encourage the economic recovery. The economic expansion now appears sustainable, and the Federal Reserve has begun the process of moving short-term interest rates to a more normal level relative to economic growth and inflation. On June 30, 2004, the Federal Reserve voted to increase the Federal Funds rate by 1/4 percent to 1.25 percent. The financial markets are anticipating more rate increases over the next year.

Despite the extremely low interest rate environment that prevailed throughout the fiscal year, investments in ISJIT remained at relatively high levels in comparison to recent years. ISJIT remains a leading choice among school corporations across the state.

The Iowa Association of School Boards is dedicated to achieving excellence in public education. By participating in ISJIT, our members join together to safely increase their investment income and provide additional dollars for student instruction needs. ISJIT plays an important role in the strong tradition of public education in Iowa.

Ronald M. Rice
Executive Director
Iowa Association of School Boards
Email: rrice@ia-sb.org

CONTENTS

Statement of Sponsoring Association	1
Message from the Chair	2
Board of Trustees	3
Member Profile	4
Program Service and Features	5
Management Discussion and Analysis	6
Financial Statements	9

MESSAGE FROM THE CHAIR

The Iowa Schools Joint Investment Trust (ISJIT) is pleased to present this Annual Report of Trust operations for the period ended June 30, 2004. ISJIT enjoyed another successful year of operation despite the continued low interest rate environment.

  Total funds for all investment alternatives reached a fiscal year high of $480,632,472 in May of 2004.

  Average combined daily investments in the Diversified and Direct Government Obligation funds were $272,107,492.

  Use of ISJIT's Fixed Term Automated (FTA) services increased during the year. Many participants used the Flexible Withdrawal Certificate of Deposit (Flex-CD) to invest bond proceeds during the construction phase of capital improvement projects. At the end of the fiscal year, FTA assets totaled $103,720,579.

The low interest rate environment persisted during the fiscal year. The ISJIT Board is encouraged by the recent upward trend in interest rates and we thank you for your loyal support over the past fiscal year.

The ISJIT Board is committed to building on the strong tradition of ISJIT to serve participants' cash management needs safely, effectively, and efficiently. We continue to explore enhancements to better serve your cash management needs.

Your comments and suggestions are always appreciated and are a key element in the continual improvement of ISJIT. Please feel free to contact me or any other Board member with your ideas and thoughts. Together we can make ISJIT even better.

Cordially yours,

Jane Lichtenstein
Chair
Board of Trustees
Email: jesbaum@netins.net

"The ISJIT Board is committed to building on the strong tradition of ISJIT to serve participants' cash management needs safely, effectively, and efficiently. We continue to explore enhancements to better serve your cash management needs."

BOARD OF TRUSTEES

Tom Downs Southeast Polk		Margaret Borgen Des Moines
Jane Lichtenstein Durant
Paul Bobeck Iowa City		Richard L. VandeKieft Cedar Falls
Don Friedrichsen Galva-Holstein

The Iowa Schools Joint Investment Trust (ISJIT) Board of Trustees meets every quarter to review the program's operation and to consider program operating enhancements that might be of assistance to ISJIT participants. Each of the six members represents the interests of their school corporation as well as over 360 other ISJIT program members. Each board member has served as a school board member or school business official in their home district for many years prior to their ISJIT service. Together, the ISJIT Board provides an extensive network of experience and knowledge of members' cash management needs to the program's ongoing operation. The diversity of experience and attention to detail by each member of the Board ensures that the program's history of helpful cash management assistance will continue to be available to ISJIT members well into the future.

MEMBERSHIP PROFILE

Adair-Casey, Adel-Desoto-Minburn, AEA1-Keystone, AEA4, AEA 5-Arrowhead, AEA 6, AEA7, AEA 9-Mississippi Bend, AEA10-Grant Wood, AEA 11-Heartland, AEA12- Western Hills, AEA13-Loess Hills, AEA14-Green Valley, AEA 15-Southern Prairie, AEA16-Great River, AEA267, AGWSR, Akron-Westfield, Albert City-Truesdale, Albia, Alden, Algona, Allison-Bristow, Alta, Ames, Anamosa, Andrew, Anita, Ankeny, Anthon-Oto, Aplington, Armstrong-Ringsted, Ar-We-Va, Atlantic, Audubon, Ballard, Battle Creek-Ida Grove, Baxter, BCLUW, Bedford, Belmond-Klemme, Bennett, Bettendorf, Bondurant-Farrar, Boone, Boyden-Hull, Boyer Valley, Bridgewater-Fontanelle, Brooklyn-Guernsey-Malcolm, Burlington, C & M, CAL, Calamus-Wheatland, Camanche, Cardinal, Carlisle, Carroll, Cedar Falls, Cedar Rapids, Center Point-Urbana, Centerville, Central, Central Decatur, Central Lyon, Chariton, Charles City, Cherokee, Clarence-Lowden, Clarinda, Clarke, Clarksville, Clear Creek-Amana, Clear Lake, Clearfield, Clinton, Colfax-Mingo, College, Collins-Maxwell, Columbus, Coon Rapids-Bayard, Corning, Council Bluffs, Creston, Dallas Center-Grimes, Danville, Davenport, Davis County, Decorah, Deep River-Millersburg, Delwood, Denison, Denver, Des Moines Area Community College, Des Moines Independent School, Dexfield, Diagonal, Dike New Hartford, Dows, Dubuque, Dunkerton, Durant, Eagle Grove, Earlham, East Buchanan, East Central, East Marshall, East Union, Eastern Allamakee, Eddyville-Blakesburg, Edgewood-Colesburg, English Valleys, Essex, Estherville, Exira, Forest City, Fort Dodge, Fort Madison, Fox Valley, Fredericksburg, Fremont, Fremont-Mills, Galva-Holstein, Garner-Hayfield, George, Gilbert, Gilmore City-Bradgate, Glenwood, Glidden-Ralston, GMG, Graettinger, Grand, Grinnell-Newburg, Griswold, Guttenberg, H-L-V, Hamburg, Harlan, Harmony, Hartley-Melvin-Sanborn, Highland, Hinton, Howard-Winneshiek, Hudson, IMPACC, Independence, Indian Hills Community College, Indian Hills-Dev. Corp., Indian Hills-Foundation, Indianola, Interstate 35, Iowa City, Iowa Falls, Iowa Lakes, Iowa Schools Cash Anticipation Program, Iowa Employee Benefits Association, Iowa Valley, Iowa Valley Community College, Iowa Western Community College, Janesville, Jefferson-Scranton, Johnston, Keokuk, Keota, Kirkwood Community College, Knoxville, Lake Mills, Lamoni, Laurens-Marathon, Lawton-Bronson, LeMars, Lenox, Lewis Central, Lineville-Clio, Linn-Mar, Little Rock, Logan-Magnolia, Lone Tree, Louisa-Muscatine, LuVerne, Lynnville-Sully, Madrid, Manning, Manson Northwest Webster, Maple Valley, Maquoketa, Maquoketa Valley, Marcus-Meriden-Cleghorn, Marion Independent, Marshalltown, Mason City, Mediapolis, Melcher-Dallas, Mid-Prairie, Missouri Valley, MOC-Floyd Valley, Montezuma, Monticello, Moravia, Mormon Trail, Morning Sun, Moulton-Udell, Mount Ayr, Mount Pleasant, Mount Vernon, Murray, Muscatine, Nevada, New Hampton, New London, New Market, Newton, Nishna Valley, Nora Springs-Rock Falls, North Cedar, North Central, North Fayette, North Iowa, North Kossuth, North-Linn, North Mahaska, North Polk, North Scott, North Winneshiek, Northeast (Goose Lake), Northeast Hamilton, Northeast Iowa Community College, North-Linn, Northwest Iowa Community College, Norwalk, Odebolt-Arthur, Oelwein, Ogden, Okoboji, Olin, Orient-Macksburg, Osage, Oskaloosa, Ottumwa, Panorama, Parkersburg, PCM, Pekin, Pella, Perry, Pleasant Valley, Pleasantville, Pocahontas, Prairie Valley, Prescott, Preston, River Valley, Rock Valley, Rockwell City-Lytton, Rockwell-Swaledale, Roland-Story, Rudd-Rockford-Marble Rock, Sac, Saydel, Sentral, Sergeant Bluff-Luton, Seymour, Sheffield-Chapin, Sheldon, Shenandoah, Sibley-Ocheydean, Sidney, Sigourney, Sioux Central, Sioux City, Solon, South Hamilton, South Page, South Winneshiek, Southeast Iowa Schools Health Care Plan, Southeast Polk, Southeast Warren, Southeast Webster, Southeastern Community College, Southern Cal, Spencer, Spirit Lake, Springville, St. Ansgar, Stanton, Starmont, Storm Lake, Stratford, Sumner, Terril, Tipton, Treynor, Tri-Center, Tri-County, Tripoli, Turkey Valley, Twin Cedars, Underwood, Union, United, Urbandale, Valley (Elgin), Van Buren, Van Meter, Ventura, Villisca, Vinton-Shellsburg, Waco, Wall Lake, Walnut, Wapello, Wapsie Valley, Washington, Waterloo, Waukee, Wayne, Webster City, West Burlington, West Central, West Central Valley, West Delaware, West Des Moines, West Hancock, West Harrison, West Liberty, West Lyon, West Marshall, West Monona, West Sioux, Western Dubuque, Western Iowa Tech Community College, Westwood, Whiting, Williamsburg, Wilton, Winfield-Mt. Union, Winterset, Woden-Crystal Lake, Woodbury Central, Woodward Granger

PROGRAM SERVICES AND FEATURES

ISJIT's operation is sponsored by the Iowa Association of School Boards. IASB's management team meets regularly with the program's service providers to monitor all elements of program operation.

ISJIT's unique internet-based reporting system, ISJITonline, provides participants with real-time account inquiry and transaction capabilities via the internet. Participants may invest or withdraw funds, verify account balances or transaction histories, and direct inquiries to any ISJIT service provider with this unique service.

ISJIT provides two daily liquid investment alternatives: the Diversified Fund and the Direct Government Obligation (DGO) Fund. Each alternative is tailored to meet specific participant investment needs. Each offers rates that typically exceed those available for other liquid account structures and fixed-term investments with limited liquidity.

ISJIT provides toll-free telephone access to experienced ISJIT representatives who can personally assist with any investment-related inquiry or request offer.

ISJIT invests available funds to Iowa financial institutions offering competitive rates of interest, whenever possible. To date, IASB-sponsored cash management programs have invested over $1.6 billion back into Iowa financial institutions on behalf of program participants.

FREVERT
RAMSEY
KOBES
ARCHITECTS
ENGINEERS

Dallas Center-Grimes Auditorium

Dallas Center, Iowa

"This year our district began our fourth major contruction project since 1999. Once again, we chose to utilize the services of ISJIT and the Flex-CD for the investment of our bond proceeds. Utilizing the services of IJSIT is the best way for our district to solicit several bids for the investment of these funds. ISJIT seeks bids for us from many financial institutions, including our local banks. The investment rate we have received each time has been competitive, and drawing funds is easy with the assistance of ISJIT staff. I would recommend this service to every district looking for a competitive interest rate to increase capital project revenue to enhance their construction project and to better serve students and patrons."

Michelle Wearmouth
Dallas Center-Grimes

ISJIT's Flexible Withdrawal Certificate of Deposit

or Flex-CD offers the perfect investment capability for bond proceeds. Each Flex-CD is tailored to the specific needs of the project by offering:

    Payment of an excellent fixed rate of interest

    No penalty, monthly liquidity for project needs

    An extended maturity to accommodate any unanticipated project delays

MANAGEMENT'S DISCUSSION AND ANALYSIS

This section of the Iowa Schools Joint Investment Trust (ISJIT) Diversified and Direct Government Obligation Portfolios' (DGO) annual Financial Statements presents management's discussion and analysis of the financial position and results of operations for the fiscal year ended June 30, 2004 (FY 2004). This information is being presented to provide additional information regarding the activities of the Trust, pursuant to the requirements of Governmental Accounting Standards Board Statement No. 34, Basic Financial Statements - and Management's Discussion and Analysis - for State and Local Governments, Statement No. 37, Basic Financial Statements - and Management's Discussion and Analysis - for State and Local Governments: Omnibus, and Statement No. 38, Certain Financial Statement Note Disclosures (Statements Nos. 34, 37, and 38). This discussion and analysis should be read in conjunction with the Independent Auditor's Report of KPMG LLP, the Financial Statements, and the accompanying notes.

In addition to the historical information, the Management's Discussion and Analysis includes certain forward-looking statements, which involve certain risks and uncertainties. The actual results of ISJIT's Diversified and DGO Portfolios may differ materially from the results expressed or implied in such forward-looking statements due to a wide range of factors including changes in general economic conditions, fluctuations in interest rates, and legislative changes.

ISJIT is primarily responsible for providing proactive cash management practices and responsiveness to the unique needs of school corporations across the state. ISJIT is a common law trust established under Iowa law pursuant to Chapter 28E and Section 279.29, Iowa Code (1985), as amended, which authorizes Iowa schools to jointly invest moneys pursuant to a joint investment agreement. ISJIT operates the Diversified Portfolio and the DGO Portfolio. The objective of the portfolios is to maintain a high degree of liquidity and safety of principal through investment in short-term securities as permitted for Iowa schools under Iowa law. Activities of the Diversified and DGO Portfolios are described in the Management's Discussion and Analysis and accompanying financial statements and notes to financial statements.

Overview of the Financial Statements

The Management's Discussion and Analysis provides an introduction to and overview of the basic financial statements of ISJIT's Diversified and DGO Portfolios. The following components comprise the financial statements for each Portfolio: 1) Statement of Net Assets, 2) Statement of Operations, 3) Statements of Changes in Net Assets, 4) Financial Highlights, and 5) Notes to Financial Statements.

  The Statement of Net Assets show the financial position (assets and liabilities) of the portfolios as of the date of the current fiscal year end.

  The Statement of Operations display the results of operations (income and expenses) of the portfolios for the most recent fiscal year.

  The Statements of Changes in Net Assets portray participant/unitholder activity (distributions, sales, reinvestments, redemptions) of the portfolios for the two most recent fiscal years.

  The Financial Highlights depict per share/per unit information (net investment income, dividends distributed, net asset value, total return, ratios of expenses, and net investment income to average net assets) and summary total net assets of the portfolios for the five most recent fiscal years.

  The Notes to Financial Statements describe significant accounting policies and disclose summary security transaction amounts of the portfolios.

MANAGEMENT'S DISCUSSION AND ANALYSIS (CONT.)

Condensed Financial Information and Financial Analysis

Year to year variances in most financial statement amounts reported in ISJIT's Diversified and DGO Portfolios are caused by a single variable - the level of average net assets (which fluctuates based on the overall levels of participant/unit holder invested balances) in each portfolio. Additionally, changes in the short-term interest rate environment (which follows the general trend established by monetary policy set by the Federal Reserve) contribute to year over year variances in the amount of investment income earned by the portfolios.

During the fiscal year ended June 30, 2004 (FY 2004), average net assets decreased 4.52 percent to $233,019,237 from average net assets of $244,045,580 during the fiscal year ended June 30, 2003 (FY 2003) for the Diversified Portfolio. During FY 2004, average net assets decreased 4.40 percent to $39,098,255 from average net assets of $40,897,960 during FY 2003 for the DGO Portfolio. Short-term interest rates were unchanged during most of FY 2004. The Federal Reserve (the Fed) kept the Federal Funds Rate at 1.00 percent to stimulate economic growth until June 30, 2004. The Fed raised the Federal Funds rate to 1.25 percent on June 30, 2004, due to signs that the economy was strengthening.

Condensed financial information and variance explanations for each portfolio for FY 2004 and FY 2003 follows.

Diversified Portfolio:
			Percentage
	FY 2004	FY 2003	Change

Total Investments	$252,150,792	$268,454,376	-6.07%
Net Assets	$252,294,996	$268,586,563	-6.07%
Investment Income	$ 2,541,325	$ 3,604,746	-29.50%
Total Expenses	$ 1,105,363	$ 1,423,914	-22.37%
Net Investment Income	$ 1,435,962	$ 2,180,832	-34.16%
Units Sold	978,849,158	1,089,345,104	-10.14%
Units Redeemed	996,576,687	1,091,052,402	- 8.66%

Total investments and net assets declined 6.07 percent, comparing June 30, 2004, and June 30, 2003, due to similar aggregate participant balances at each fiscal year end. Investment income and net investment income decreased 29.50 percent and 34.16 percent, respectively, during FY 2004 compared to FY 2003 primarily due to the lower interest rate environment throughout FY 2004 and partially due to lower average net assets. Total expenses decreased 22.37 percent during FY 2004 compared to FY 2003 primarily due to lower fees charged by service providers and partially due to lower average net assets. Units sold and redeemed declined 10.14 percent and 8.66 percent, respectively, caused by a reduction in participant transaction activity during FY 2004 compared to FY 2003.

MANAGEMENT'S DISCUSSION AND ANALYSIS (CONT.)

Direct Government Obligation Portfolio:
			Percentage
	FY 2004	FY 2003	Change

Total Investments	$34,187,919	$38,740,551	-11.75%
Net Assets	$34,192,815	$38,747,636	-11.76%
Investment Income	$ 390,604	$ 597,486	-34.63%
Total Expenses	$ 194,683	$ 247,432	-21.32%
Net Investment Income	$ 195,921	$ 350,054	-44.03%
Units Sold	37,031,093	41,355,304	-10.46%
Units Redeemed	41,781,836	44,712,880	- 6.56%

Total investments and net assets declined 11.75 percent and 11.76 percent, respectively, comparing June 30, 2004, and June 30, 2003, amounts, due to lower aggregate participant balances at fiscal year end 2004. Investment income and net investment income decreased 34.63 percent and 44.03 percent, respectively, during FY 2004 compared to FY 2003 primarily due to the lower interest rate environment throughout FY 2004 and partially due to lower average net assets. Total expenses decreased 21.32 percent during FY 2004 compared to FY 2003 primarily due to lower fees charged by service providers and partially due to lower average net assets. Units sold and redeemed declined 10.46 percent and 6.56 percent, respectively, caused by a reduction in participant transaction activity during FY 2004 compared to FY 2003.

FINANCIAL STATEMENTS

IOWA SCHOOLS JOINT INVESTMENT TRUST DIVERSIFIED PORTFOLIO
STATEMENT OF NET ASSETS--June 30, 2004
(SHOWING PERCENTAGE OF NET ASSETS)

Par Value	Description	Yield at Time of Purchase	Due Date	Amortized Cost

DISCOUNTED GOVERNMENT SECURITIES -- 73.46%
25,000,000	Federal Home Loan Bank, Discount Note	1.06%	07/14/04	$24,989,889
10,000,000	Federal Home Loan Mortgage Corporation, Discount Note	1.12%	08/03/04	9,989,469
20,000,000	Federal Home Loan Mortgage Corporation, Discount Note	1.16%	08/05/04	19,976,787
19,245,000	Federal Home Loan Mortgage Corporation, Discount Note	1.12%	09/13/04	19,200,095
11,415,000	Federal Home Loan Mortgage Corporation, Discount Note	1.06%	07/27/04	11,406,096
25,000,000	Federal National Mortgage Association, Discount Note	1.23%	08/18/04	24,958,827
25,000,000	Federal National Mortgage Association, Discount Note	1.40%	09/08/04	24,931,944
9,994,000	Federal National Mortgage Association, Discount Note	1.47%	09/17/04	9,962,419
20,000,000	Federal National Mortgage Association, Discount Note	1.06%	09/29/04	19,946,664
5,000,000	Federal National Mortgage Association, Discount Note	1.05%	07/28/04	4,995,936
15,000,000	Private Export Funding	1.13%	08/13/04	14,979,754
	TOTAL (cost -- $185,337,880)			$185,337,880

COUPON SECURITIES -- 16.78%
3,230,000	Federal Home Loan Bank, 3.80%	1.42%	10/29/04	$3,255,201
14,905,000	Federal Home Loan Bank, 1.41%	1.53%	12/13/04	14,896,822
5,000,000	Federal Home Loan Bank, 1.55%	1.55%	05/04/05	5,000,000
11,985,000	Federal Home Loan Mortgage Corporation, 4.50%	1.10%	08/15/04	12,035,812
3,000,000	Federal National Mortgage Association, 6.50%	1.10%	08/15/04	3,020,197
4,100,000	Federal National Mortgage Association, 3.50%	1.16%	09/15/04	4,119,935
	TOTAL (cost -- $42,327,967)			$42,327,967

US GOVERNMENT OBLIGATIONS -- 1.58%
4,000,000	Principal Treasury Receipt	1.22%	08/15/04	$3,993,945
	TOTAL (cost -- $3,993,945)			$3,993,945

CERTIFICATES OF DEPOSIT -- 3.90%
1,500,000	Union State Bank, Winterset	1.55%	09/07/04	$1,500,000
500,000	Peoples Bank, Rock Valley	1.55%	09/08/04	500,000
500,000	First American Bank, Fort Dodge	1.55%	09/14/04	500,000
250,000	Citizens Bank, Sac City	1.55%	09/20/04	250,000
250,000	Citizens Bank, Sac City	1.30%	08/23/04	250,000
100,000	Maxwell State Bank, Maxwell	1.30%	09/20/04	100,000
250,000	First State Bank, Huxley	1.39%	10/13/04	250,000
2,000,000	St. Ansgar State Bank, St. Ansgar	1.25%	07/27/04	2,000,000
500,000	Fort Madison Bank & Trust, Fort Madison	1.40%	07/30/04	500,000
2,000,000	Liberty Bank, Urbandale	1.71%	09/01/04	2,000,000
1,000,000	First Central State Bank, De Witt	2.10%	12/20/04	1,000,000
1,000,000	First American Bank, Fort Dodge	2.00%	12/30/04	1,000,000
	TOTAL (cost -- $9,850,000)			$ 9,850,000

See accompanying notes to financial statement.

FINANCIAL STATEMENTS (CONT.)

Par Value	Description	Yield at Time of Purchase	Due Date	Amortized Cost

REPURCHASE AGREEMENTS (collateralized by U.S. Govt. securities) -- 4.22%
$10,641,000	Morgan Stanley, Repurchase Agreement	1.44%	07/01/04	$10,641,000
	TOTAL (cost -- $10,641,000)			$10,641,000

TOTAL INVESTMENTS -- 99.94% (cost -- $252,150,792)				$252,150,792

EXCESS OF OTHER ASSETS OVER TOTAL LIABILITIES -- 0.06%
	(Includes $107,935 fees payable to service providers and $163,836
	dividends payable to unit holders)			$144,204

NET ASSETS -- 100%
	Applicable to 252,294,996 outstanding units			$252,294,996

NET ASSETS VALUE:
	Offering and redemption price per unit ($252,294,996
	divided by 252,294,996 units outstanding)			$1.00

See accompanying notes to financial statement.

FINANCIAL STATEMENTS

IOWA SCHOOLS JOINT INVESTMENT TRUST DIRECT GOVERNMENT OBLIGATION PORTFOLIO
STATEMENT OF NET ASSETS--June 30, 2004
(SHOWING PERCENTAGE OF NET ASSETS)

Par Value	Description	Yield at Time of Purchase	Due Date	Amortized Cost

US TREASURY BILLS -- 43.80%
5,000,000	U.S. Treasury Bill	0.94%	07/01/04	$4,999,980
5,000,000	U.S. Treasury Bill	0.99%	08/19/04	$4,993,405
3,000,000	U.S. Treasury Bill	1.07%	08/26/04	$2,994,958
2,000,000	U.S. Treasury Bill	1.39%	11/26/04	$1,988,742
	TOTAL (cost -- $14,977,085)			$14,977,085

DISCOUNTED GOVERNMENT SECURITIES -- 8.76%
1,000,000	Principal Treasury Receipt	1.22%	08/15/04	$998,520
1,500,000	Private Export Funding	1.13%	08/13/04	$1,497,975
501,000	Private Export Funding	1.12%	08/25/04	$500,143
	TOTAL (cost -- $2,996,638)			$2,996,638

COUPON SECURITIES -- 19.18%
1,525,000	Private Export Funding Corporation, 6.31%	1.20%	09/30/04	$1,544,436
5,000,000	U.S. Treasury Note, 2.00%	1.33%	11/30/04	$5,013,760
	TOTAL (cost -- $6,558,196)			$6,558,196

REPURCHASE AGREEMENTS (collateralized by U.S. Govt. securities) -- 28.24%
9,656,000	Morgan Stanley, Repurchase Agreement	1.22%	07/01/04	$9,656,000
	TOTAL (cost -- $9,656,000)			$9,656,000

TOTAL INVESTMENTS -- 99.99%				$34,187,919

EXCESS OF OTHER ASSETS OVER TOTAL LIABILITIES -- 0.01%
	(Includes $13,709 fees payable to service providers and $16,353			4,896
	dividends payable to unitholders)

NET ASSETS -- 100%
	Applicable to 34,192,815 outstanding units			$34,192,815

NET ASSETS VALUE:
	Offering and redemption price per unit ($34,192,815
	divided by 34,192,815 units outstanding)			$1.00

See accompanying notes to financial statement.

FINANCIAL STATEMENTS

IOWA SCHOOLS JOINT INVESTMENT TRUST
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2004

		Direct Government Obligation Portfolio
Diversified Portfolio

INVESTMENT INCOME:
Interest $2,541,325		$390,604

EXPENSES:
Investment advisory fees	194,880	38,146
Administrative fees	280,582	49,714
Marketing fees	215,498	36,264
Custody fees	110,324	19,600
Distribution fees	233,907	39,199
Other fees and expenses	70,173	11,760

Total Expenses	1,105,363	194,683

NET INVESTMENT INCOME $1,435,962		$195,921

IOWA SCHOOLS JOINT INVESTMENT TRUST
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED JUNE 30, 2004 AND 2003
	DIVERSIFIED PORTFOLIO		DIRECT GOVERNMENT OBLIGATION PORTFOLIO
2004		2003	2004	2003
From Investment Activities:
Net investment income
distributed to unitholders	$1,435,962	$2,180,832	$195,921	$350,054

From Unit Transactions:
(at constant net asset value of $1 per unit)
Units sold	$978,849,158	$1,089,345,104	$37,031,094	$41,355,304
Units issued in reinvestment
of dividends from net
investment income	1,435,962	2,180,832	195,921	350,054
Units redeemed	(996,576,687)	(1,091,052,402)	(41,781,836)	(44,712,880)
Net increase (decrease) in net assets
derived from unit transactions	(16,291,567)	473,534	(4,554,821)	(3,007,522)

Net assets at beginning of period	268,586,563	268,113,029	38,747,636	41,755,158

Net assets at end of period	$252,294,996	268,586,563	$34,192,815	$38,747,636

See accompanying notes to financial statement.

FINANCIAL STATEMENTS

Selected Data for a Unit of Each Portfolio
Outstanding through Each Period Ended June 30,	2004	2003	2002	2001	2000

Iowa Schools Joint Investment Trust
Diversified Portfolio
Net Asset Value, Beginning of Period	$1.000	$1.000	$1.000	$1.000	$1.000
Net Investment Income	0.006	0.009	0.021	0.053	0.051
Dividends Distributed	(0.006)	(0.009)	(0.021)	(0.053)	(0.051)
Net Asset Value, End of Period	$1.000	$1.000	$1.000	$1.000	$1.000

Total Return	0.62%	0.93%	2.12%	5.30%	5.10%
Ratio of Expenses to Average Net Assets	0.47%	0.58%	0.58%	0.58%	0.59%
Ratio of Net Investment Income to Average Net Assets	0.62%	0.89%	2.02%	5.30%	5.10%
Net Assets, End of Period (000 Omitted)	$252,295	$268,587	$268,113	$314,745	$281,201

	2004	2003	2002	2001	2000

Iowa Schools Joint Investment Trust
Direct Government Obligation Portfolio
Net Asset Value, Beginning of Period	$1.000	$1.000	$1.000	$1.000	$1.000
Net Investment Income	0.005	0.009	0.018	0.051	0.049
Dividends Distributed	(0.005)	(0.009)	(0.018)	(0.051)	(0.049)
Net Asset Value, End of Period	$1.000	$1.000	$1.000	$1.000	$1.000

Total Return	0.50%	0.85%	1.82%	5.13%	4.95%
Ratio of Expenses to Average Net Assets	0.50%	0.60%	0.60%	0.61%	0.60%
Ratio of Net Investment Income to Average Net Assets	0.50%	0.86%	1.76%	5.13%	4.95%
Net Assets, End of Period (in thousands)	$34,193	$38,748	$41,755	$33,133	$31,536

See accompanying notes to financial statement.

NOTES TO FINANCIAL STATEMENTS

1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

Iowa Schools Joint Investment Trust (ISJIT) is a common law trust established under Iowa law pursuant to Chapter 28E and Section 279.29, Iowa Code (1985), as amended, which authorizes Iowa schools to jointly invest moneys pursuant to a joint investment agreement. During FY 2004, ISJIT was registered under the Investment Company Act of 1940. ISJIT expects to be granted deregistration by the Securities and Exchange Commission effective August 24, 2004. Immediately thereafter, ISJIT will be a Moody's rated money market fund. ISJIT was established by the adoption of a Joint Powers Agreement and Declaration of Trust as of October 1, 1986, and commenced operations on December 16, 1986. The Joint Powers Agreement and Declaration of Trust was amended September 22, 1988, and again on May 1, 1993. As amended, ISJIT is authorized and now operates investment programs, including the Diversified Portfolio and the Direct Government Obligation (DGO) Portfolio. The accompanying financial statements include activities of the Diversified and DGO Portfolios. The objective of the portfolios is to maintain a high degree of liquidity and safety of principal through investment in short-term securities as permitted for Iowa schools under Iowa law. Wells Fargo Bank, N.A. serves as the Custodian, Voyageur Asset Management Inc. serves as the Investment Adviser, Bankers Trust Company, N.A. serves as the Administrator, and Midamerica Investment Advisory Group, Inc. serves as Marketing Services Provider.

The preparation of financial statements, in conformity with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of net investment income during the period. Actual results could differ from those estimates.

ISJIT has adopted GASB Statement No. 34, -Financial Statements - and Management's Discussion and Analysis - for State and Local Governments, as amended by Statement No. 37, Basic Financial Statements - and Management's Discussion and Analysis - for State and Local Governments: Omnibus, and modified by Statement No. 38, Certain Financial Statement Note Disclosures, (Statements No. 34, 37, and 38) effective July 1, 2002. Adoption of Statements No. 34, 37, and 38 had no impact on the net assets of the Diversified and Direct Government Obligations Portfolios of ISJIT.

ISJIT is exposed to various risks in connection with operation of the Diversified and DGO Portfolios and adheres to policies that mitigate market risk in the portfolio and maintains insurance coverage for fidelity and errors and omissions exposures. ISJIT has had no claims or settlements under its insurance coverage since its organization in 1986.

Investments in Securities

The Diversified and Direct Government Obligation Portfolios consist of cash and short-term investments valued at amortized cost, which approximates market value. This involves valuing a portfolio security at its original cost on the date of purchase, and thereafter amortizing any premium or discount on a straight-line basis to maturity. The amount of premium or discount amortized to income under the straight-line method does not differ materially from the amount that would be amortized to income under the interest method. Procedures are followed to maintain a constant net asset value of $1.00 per unit for each portfolio.

NOTES TO FINANCIAL STATEMENTS (CONT.)

Security transactions are accounted for on the trade date. Interest income, including the accretion of discount and amortization of premium, is recorded daily on the accrual basis.

Certificates of deposit amounts in excess of the $100,000 federal deposit insurance are collateralized as required by Iowa Code section 12C.22 or by the state sinking fund in accordance with Chapter 12C of the Code of Iowa, which provides for additional assessments against depositories to ensure there will be no loss of public funds.

In connection with transactions in repurchase agreements, it is ISJIT's policy that its Custodian take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest at all times. If the seller defaults and the value of the collateral declines, realization of the collateral by ISJIT may be delayed or limited. At June 30, 2004, the securities purchased under overnight agreements to resell were collateralized by government and government agency securities with market values of $10,854,055 and $9,883,494 for the Diversified Portfolio and the Direct Government Obligation Portfolio, respectively.

Under Governmental Accounting Standards as to custodial credit risk, ISJIT's investments in securities are classified as category one. Category one consists of insured or registered securities or securities held by ISJIT or its agent in ISJIT's name and is the most secure investment category description.

Unit Issues, Redemptions, and Distributions

ISJIT determines the net asset value of each portfolio account daily. Units are issued and redeemed daily at the daily net asset value. Dividends from net investment income for each portfolio is declared daily and distributed monthly.

Income Taxes

ISJIT is exempt from both federal income taxes pursuant to section 115 of the Internal Revenue Code and state income taxes.

Fees and Expenses

During FY 2003 and the first three months of FY 2004 Investors Management Group served as Investment Adviser, Administrator, and Marketing Services Provider.

On October 1, 2003, ISJIT engaged Voyageur Asset Management Inc. (Voyageur) to serve as ISJIT's Investment Adviser, Bankers Trust Company, N.A. (Bankers Trust) to serve as ISJIT's Administrator, and Midamerica Investment Advisory Group, Inc. (Midamerica) to serve as ISJIT's Marketing Services Provider. Wells Fargo Bank, N.A. (Wells Fargo) has served as ISJIT's Custodian throughout FY 2004.

Under separate agreements with ISJIT, Voyageur, Bankers Trust, Midamerica, and Wells Fargo are paid an annual fee for operating the investment programs.

NOTES TO FINANCIAL STATEMENTS (CONT.)

For investment adviser services provided to each the Diversified Portfolio and Direct Government Obligation Portfolio, Voyageur receives .120 percent of the average daily net asset value up to $100 million, ..100 percent from $100 to $200 million, and .05 percent for assets exceeding $200 million. The Investment Adviser discounted its fees by 50% for the period from October 1, 2003, through March 31, 2004. For the year ended June 30, 2004, the Diversified Portfolio and the Direct Government Obligation Portfolio paid $123,139 and $22,927, respectively, to Voyageur for services provided.

For administrative services provided to each the Diversified Portfolio and Direct Government Obligation Portfolio, Bankers Trust receives ..110 percent of the average daily net asset value up to $150 million, .100 percent of the average daily net asset value from $150 million to $300 million, and 0.09 percent for assets exceeding $300 million. For the year ended June 30, 2004, the Diversified Portfolio and the Direct Government Obligation Portfolio paid $195,295 and $31,959, respectively, to Bankers Trust for services provided.

For marketing services provided to each the Diversified Portfolio and Direct Government Obligation Portfolio, Midamerica receives .090 percent of the average daily net asset value. For the year ended June 30, 2004, the Diversified Portfolio and the Direct Government Obligation Portfolio paid $165,664 and $26,119, respectively, to Midamerica for services provided.

For custodial services provided to each the Diversified Portfolio and Direct Government Obligation Portfolio, Wells Fargo receives .050 percent of the average daily net asset value up to $150 million, .045 percent from $150 to $200 million, .040 percent from $200 to $250 million, and .035 percent exceeding $250 million. For the year ended June 30, 2004, the Diversified Portfolio and the Direct Government Obligation Portfolio paid $110,324 and $19,600, respectively, to Wells Fargo for services provided.

Under a distribution plan, the sponsoring association receives an annual fee of .100 percent of the daily net asset value of the Diversified Portfolio and Direct Government Obligation Portfolio. For the year ended June 30, 2004, the Diversified Portfolio and the Direct Government Obligation Portfolio paid $233,907 and $39,199, respectively, to the Iowa Association of School Boards.

ISJIT is responsible for operating expenses incurred directly by ISJIT. Operating expenses are accrued daily at a rate of .030 percent of the average daily net asset value, and amounted to $70,173 and $11,760 for the Diversified Portfolio and Direct Government Obligation Portfolio, respectively, for the year ended June 30, 2004.

For advisory, marketing, and administrative services provided to each the Diversified Portfolio and Direct Government Obligation Portfolio for the period July 1, 2003 through September 30, 2003, Investors Management Group received .425 percent of the average daily net asset value up to $150 million, .390 percent from $150 to $200 million, .375 percent from $200 to $250 million, and .350 percent exceeding $250 million. For the period July 1, 2003 through September 30, 2003, the Diversified Portfolio and the Direct Government Obligation Portfolio paid $206,862 and $43,119, respectively, to Investors Management Group for services provided.

All fees are computed daily and paid monthly.

NOTES TO FINANCIAL STATEMENTS (CONT.)

2) SECURITIES TRANSACTIONS

Purchases of portfolio securities for the Diversified Portfolio and Direct Government Obligation Portfolio aggregated $13,312,947,930 and $5,156,032,730, respectively, for the year ended June 30, 2004. Proceeds from maturities of securities for the Diversified Portfolio and Direct Government Obligation Portfolio aggregated $13,328,226,451 and $5,160,424,446, respectively, for the year ended June 30, 2004.

INDEPENDENT AUDITOR'S REPORT

The Board of Trustees and Unitholders
Iowa Schools Joint Investment Trust:

We have audited the accompanying statements of net assets of the Diversified Portfolio and the Direct Government Obligation Portfolio of the Iowa Schools Joint Investment Trust (the Portfolio) as of June 30, 2004, and the related statements of operations for each of the years in the five-year period then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board. Those standards require that we plan and perform our audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the Custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Diversified Portfolio and the Direct Government Obligation Portfolio of the Iowa Schools Joint Investment Trust as of June 30, 2004, and the results of its operations for each of the years in the five-year period then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years presented, in conformity with accounting principles generally accepted in the United States of America.

The management's discussion and analysis on pages 6 to 8 is not a required part of the basic financial statements but is supplementary information required by accounting principles generally accepted in the United States of America. We have applied certain limited procedures, which consisted principally of inquiries of management regarding the methods of measurement and presentation of the supplementary information. However, we did not audit the information and express no opinion on it.

July 16, 2004

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Administrator

Bankers Trust
www.bankerstrust.com
665 Locust Street - Des Moines, Iowa 50309

Custodian

WELLS FARGO

Wells Fargo Bank, N.A.
MAC N8200-034
666 Walnut Street, P.O. Box 837
Des Moines, IA 50304-0837

• • • • •

Investment Adviser

Voyageur Asset Management Inc.
90 South 7th Street
Suite 4300
Minneapolis, MN 55402
(800) 553-2143

Marketing Services Provider

• • • • •

Legal Counsel

BRICK, GENTRY, BOWERS, SWARTZ, STOLTZE, SCHULING & LEVIS, P.C.
ATTORNEYS AT LAW

BRICK, GENTRY, BOWERS, SWARTZ,
STOLTZE, SCHULING & LEVIS, P.C.
550 39th Street, Suite 200
Des Moines, IA 50312

• • • • •

Independent Auditor

KPMG LLP

KPMG LLP
2500 Ruan Center
Des Moines, IA 50309

• • • • •

IOWA SCHOOLS JOINT INVESTMENT TRUST

P.O Box 897
Des Moines, Iowa 50304-0897
(800) 872-0140
www.ISJIT.org

ITEM 2. CODE OF ETHICS.

(A) THE REGISTRANT HAS ADOPTED A CODE OF ETHICS THAT APPLIES TO THE REGISTRANT'S PRINCIPAL EXECUTIVE OFFICER, PRINCIPAL FINANCIAL OFFICER, PRINCIPAL ACCOUNTING OFFICER OR CONTROLLER, OR PERSONS PERFORMING SIMILAR FUNCTIONS, REGARDLESS OF WHETHER THESE INDIVIDUALS ARE EMPLOYED BY THE REGISTRANT OR A THIRD PARTY.

(B) NO COMMENT REQUIRED.

(C) THERE WAS NO AMENDMENT TO THE CODE OF ETHICS DURING THE REPORTING PERIOD.

(D) THERE WAS NO WAIVER GRANTED UNDER THE CODE OF ETHICS DURING THE REPORTING PERIOD.

(E) NOT APPLICABLE.

(F)(1) FILED AS EXHIBIT 11(a)(1) WITH FORM N-CSR.

(F)(2) NOT APPLICABLE.

(F)(3) TO REQUEST A FREE COPY OF THE IOWA SCHOOLS JOINT INVESTMENT TRUST CODE OF ETHICS, PLEASE CALL 1-800-872-0140.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant does not have an Audit Committee. All Board members are independent.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)The aggregate fees for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements are listed below. These numbers include professional services for the preparation of the Registrant's tax returns.

June 30, 2004, $16,000

June 30, 2003, $10,900

(b)NOT APPPLICABLE.

(c)SEE ITEM 4(A)

(D)NOT APPLICABLE.

(E) (1)NOT APPLICABLE.

(E)(2)Zero percent.

(F)NOT APPLICABLE.

(G)NOT APPLICABLE.

(H)NOT APPLICABLE.

Item 5. NOT APPLICABLE.

Item 6. NOT APPLICABLE.

ITEM 7. NOT APPLICABLE.

Item 8. NOT APPLICABLE.

ITEM 9. NOT APPLICABLE

ITEM 10. CONTROLS AND PROCEDURES.

(A) THE PRINCIPAL EXECUTIVE AND FINANCIAL OFFICERS CONCLUDED THAT THE REGISTRANT'S DISCLOSURE CONTROLS AND PROCEDURES ARE EFFECTIVE BASED ON THEIR EVALUATION OF THE DISCLOSURE CONTROLS AND PROCEDURES AS OF August 11, 2004, A DATE WITHIN 90 DAYS OF THE FILING DATE OF THIS REPORT.

(B) THERE WERE NO SIGNIFICANT CHANGES IN REGISTRANT'S INTERNAL CONTROLS OR IN OTHER FACTORS THAT COULD SIGNIFICANTLY AFFECT THESE CONTROLS SUBSEQUENT TO THE DATE OF THEIR EVALUATION, INCLUDING ANY CORRECTIVE ACTIONS WITH REGARD TO SIGNIFICANT DEFICIENCIES AND MATERIAL WEAKNESSES.

ITEM 11. EXHIBITS.

(A) Code of Ethics is attached as an exhibit to this filing.

(B) Certifications from the Chief Executive Officer and the Chief Financial Officer are attached as exhibits.

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

IOWA SCHOOLS JOINT INVESTMENT TRUST

By:

Jane Lichtenstein, Chair and Trustee

Date: August 27, 2004

Pursuant to the requirements of the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Signature and Title

By:

Name: Ronald M. Rice

Title: Chief Executive Officer

Date: August 27, 2004

Signature and Title

By:

Name: Lawrence Charles Sigel

Title: Chief Financial Officer

Date: August 27, 2004